Exhibit 99.1

Insurance Industry Conference

February 9, 2010

New York, NY

UNITRIN

2 Donald G. Southwell: Chairman, President & Chief Executive Officer Eric J. Draut: Executive Vice President & Chief Financial Officer

Housekeeping Statements
Safe Harbor Statement
This presentation may contain information that includes or is based upon forward-looking statements within the meaning of the federal securities laws. Forward-looking statements do not relate strictly to historical or current facts, but instead give expectations or forecasts of future events or the outcome of contingencies. Forward-looking statements are not guarantees of future performance and may turn out to be wrong, as they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that are difficult to predict;
accordingly, you are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. The Company assumes no obligation to publicly correct or update any forward-looking statements as a result of subsequent events or developments.
You are advised to consult filings made by the Company with the Securities and Exchange
Commission and the Company’s website for further information on these subjects.
Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented in this presentation.  Because Unitrin’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Unitrin’s non-GAAP financial measures to those of other companies.  A detailed disclosure of these non-GAAP financial measures is included in this
Presentation, along with GAAP reconciliations; the discussion at the end of this presentation is also posted on the Unitrin website at
www.unitrin.com.
Kemper
The Company uses the registered trademark, “Kemper,” under license, for personal lines insurance only, from Lumbermen's Mutual Casualty Company (“Lumbermen's”), which is not affiliated with the Company.  Lumbermen's continues to use the name, “Kemper Insurance
Companies,” (“KIC”) in connection with its operations, which are distinct from, and not to be confused with, Unitrin’s Kemper business segment.

Unitrin’s History
Spun-off from Teledyne in April 1990
Successfully defended against unsolicited merger
proposal by American General (1994)
2 for 1 stock split (1999)
Added to the S&P MidCap 400 index (1999)
Completed tax-free spin-off of Curtiss Wright (2001)
Recognized $562 million gain in tax-free exchange of
Litton Holdings for Northrop securities (2001)
Listed on the NYSE (2001)

History of Successful
Acquisitions
1991 Supreme Life block of business (Life)
1992 Southern Life block of business (Life)
1995 Milwaukee Insurance Group (P&C)
1997 Union Auto Indemnity Group (P&C)
1998 Reliable Life (Life)
1998 Reserve National (Health)
1999 Valley & Charter Insurance Companies (P&C)
2001 Launched start-up Unitrin Direct (P&C)
2002 Kemper Insurance Companies (P&C)
2007 Primesco (Mutual Savings Life) (Life)
2007 Merastar Insurance (P&C)
2009 Direct Response Insurance (P&C)

Divestitures of Non-Core
Businesses
1996 Interest sensitive life division
1999 Worksite products division
2000 Pyramid Life
2007 Southern States General Agency
2008 Unitrin Business Insurance
2009 Announced Fireside Bank exit strategy

40
th
largest P&C writer in the United States
21
st
largest Auto writer in the United States
84
th
largest Life writer in the United States
$2.9 Billion Revenues
$8.6 Billion Assets
$4.2 Billion Insurance Reserves
7,225 Employees / Associates
Unitrin Today

Revenue Mix
$400
$301
$159
$145
$179
$1,394
$56
Personal Auto 53%
Life  15%
Automobile Finance 7%
Other 6%
Homeowners
11%
A & H  6%
Commercial Auto 2%
2009 Earned Premiums and Auto Finance Revenues
(Dollars in millions)
Total  $ 2,634

Net Income by Segment
Year Ended December 31,
(Dollars in Millions)
2009 2008
Property & Casualty Insurance Group:
Kemper 63.7 $          13.4 $
Unitrin Specialty 23.5             10.1
Unitrin Direct (5.3)             (32.0)
     Subtotal 81.9             (8.5)
Life & Health Insurance 112.1           51.8
Automobile Finance (5.3)             (22.3)
Total Segment Net Income 188.7 $        21.0 $

Kemper
A UNITRIN BUSINESS
UNITRIN
UNITRIN direct®
auto and home insurance
UNITRIN
SPECIALTY®

UNITRIN

10 Property & Casualty Insurance Group

11

Personal
Lines Insurance
Lines Insurance
Headquartered in Jacksonville, Florida
Personal auto (63% sales) and homeowners (32% sales)
2,500 independent agents in 39 states
Lead product is Package Plus combined auto and
homeowners policy targeting middle and upper-middle
income consumers
Net Written Premium: $918 million
Policies in force: 787,000

13 13% 12% 12% Top 4 States Next 7 States Next 8 States All Other Active States Non-Active States Distribution of Business of Business 19%

Competitive
Advantages
Advantages
Strong brand name recognized by agents and target
market
Package Policies specifically designed for target market
Proprietary, cross-correlated pricing supported by a
shared data warehouse
Automation and service built for agency convenience
Claims handling focused on high quality customer
service, supported by a shared services group

15

Headquartered in Dallas, Texas
Non Standard Personal and Commercial Auto insurance
8,000 independent agents in 21 states
Target market includes insureds not eligible for Preferred
and/or Standard Auto market
Business model focused on automation and agent
convenience
Net Written Premium:   $512 million
Policies in Force: 366,000
Non Standard Auto Insurance

17 Top 4 States Next 6 States All Other Active States Non-Active States Distribution of Business 5% 19% 5% 41%

Competitive Advantages
Recognized carrier in the NSA market for over 60 years
Strong regional presence expandable to more states
Point of sale systems designed for ease of placement
Proprietary pricing supported by a shared data warehouse
Claims handling designed for the unique challenges of
NSA, supported by a shared claims organization

19

Headquartered in Chicago, Illinois
Began as start-up in 2001 to market Personal Auto through
direct mail channel
Key acquisitions:
-
Kemper Direct – 2002: Internet channel focused
-
Merastar – 2007: Affinity and employer-sponsored
voluntary benefit programs, homeowner line
-
Direct Response – 2009: Teachers.com
Added direct homeowner line in 2008
Business model focused on growth through utilization of direct to consumer channels
Growth deferred until profitability is achieved
Net Written Premium: $320 million
Policies in force: 216,000

21 Top 4 States Next 6 States All Other Active States Non-Active State 6% 17% 10% Distribution of Business 13%

Experienced foothold in the direct marketplace
Complete on-line life cycle capabilities for ease of doing
business
Multi-channel experience and positioning
Responsive direct claims handling supported by a shared
claims organization
Leveraging Kemper’s homeowner claim capability for
direct market
Implementing highly customizable product with unique
features and fully integrated customer experience
Building Competitive Advantages

UNITRIN
UNITRIN
Reserve National
INSURANCE COMPANY
A UNITRIN Company

UNITRIN

23 Life & Health Insurance Group Career Agency Companies

84
th
largest life insurance operation in the U.S.
2,600 career agents and 275 exclusive
independent agents
Targets customers seeking basic protection –
life, health, accident & fire insurance
Life and Health Insurance

25 Life and Health Operations Life $400 2009 Earned Premiums (Dollars in millions) A&H $159 Property $92 62% 24% 14% Total $ 651

26 Life and Health Reserves By Product Line Whole Life $2,809 Term Life $48 A&H $62 Total $3,028 (Dollars in Millions) Interest Sensitive Life $109

27 Career Agency Companies

Headquartered in St. Louis, Missouri
3,725 associates, including 2,600 career agents
Target market includes moderate income
consumers
Key products include Whole Life, Term Life,
Accident, Cancer and Property
Operates in 25 states
Career Agency Companies

29 Geographic Diversification United Reliable Union National Mutual Savings Career Agency Companies

Leader in lower income segment
Significant barriers to entry
Well-established career agency force
Automated agent collection activities
Products are basic – very stable with predictable
cash flows
Competitive Advantages
Career Agency Companies

Reserve National
INSURANCE COMPANY

A UNITRIN Company

UNITRIN

31

Reserve National Insurance Company

A UNITRIN Company

UNITRIN

32 Limited Benefit $83 2009 Earned Premiums (Dollars in millions) Medicare Supplement $34 Accident & Other $10

33 Eric J. Draut Executive Vice President & Chief Financial Officer Financial Overview

34 “Run-off” Plan Update

Fireside was a subprime lender purchasing contracts in
15 states
All lending was purchase of contracts from automobile
dealers – no real estate
Business was funded solely with FDIC insured deposits
March 24, 2009 announcement date – no new deposits or
loan applications accepted
Final branch closed in September 2009
Expect to recover $230 million investment in Fireside bank
over next several years

Dec. 31, Mar. 31,
Dollars in Millions 2009 2009
Net Automobile Loan Receivables Outstanding 744.1 $    1,125.2 $
Loans 30 or more days delinquent:
Dollars 76.1 $     103.4 $
As a percentage of Reserve for Loan Losses 91.4% 91.0%
Reserve for Loan Losses:
Dollars 83.3 $     113.6 $
As a percentage of Net Automobile Receivables Outstanding 11.2% 10.1%
Cash and U.S. Treasury and Agency Investments 214.0 $    204.7 $

Dec. 31, Mar. 31,
Dollars in Millions 2009 2009
Certificates of Deposits:
Maturing in Less than One Year 245.4 $    425.3 $
Maturing in More than One Year 437.0      629.1
Total 682.4 $    1,054.4 $
Cash and U.S. Treasury and Agency Investments
     as a percentage of Certificates of Deposits 31.4% 19.4%
Total  Capital 233.4 $    229.6 $
Tier One Capital 21.3% 15.6%

38 Investments

39 Investment Strategies We have no direct investment exposure to: Enhanced Money Market Funds Commercial Paper Investments Credit Derivatives Alt “A” Investments Securities Lending

Investment Strategies
We have little investment exposure to:
Subprime residential mortgage-backed
securities
Commercial mortgage-backed securities
Collateralized debt obligations
We substantially reduced equity exposure
from pre-economic crisis levels

Fixed Income Portfolio
Securities by NAIC Rating
(Dollars in Millions; 12/31/09)
Standard & Poor’s
Equivalent
NAIC
Rating
Market
Value
Percent
of Total
AAA/AA/A 1 $ 3,678 81%
BBB 2 650 14%
BB 3 110 2%
B 4 27 1%
CCC 5 75 1%
In or near default 6 21 1%
Total $ 4,561 100%

Total Invested Assets at Market
(Dollars in Millions) 12/31/09 12/31/08
U.S. Government and Agencies 721 $     11.8% 979 $     16.9%
Municipals 1,745     28.7     1,309     22.6
Corporate Bonds 2,095     34.4     1,848     31.9
Investments in Fixed Maturities 4,561     74.9     4,136     71.5
Intermec Common Stock 163        2.7       168        2.9
Other Equity Securities 195        3.2       222        3.8
Total Equity Securities 358        5.9       390        6.7
Short Term Investments 397        6.5       549        9.5
Loans to Policyholders 224        3.7       210        3.6
Real Estate 257        4.2       258        4.5
Limited Partnerships & Limited Liability Companies 286        4.7       242        4.2
Other 5            0.1       4           0.1
Total Invested Assets at Market 6,088 $   100.0% 5,789 $  100.0%

43 Capital

Unitrin Capital Structure
($ Millions) 12/31/07 12/31/08 12/31/09
Debt:
     Short-term - $        - $        - $
     Long-term 560.1 560.8 561.4
     Total 560.1       560.8       561.4
Shareholders' Equity 2,291.0    1,648.6    1,917.6
Total Capital 2,851.1 $ 2,209.4 $ 2,479.0 $
Basic Debt to Capital Ratio 19.6% 25.4% 22.6%

Unitrin Debt Structure
Debt Structure
– $200 million 4.875% Senior Notes due November 1, 2010
– $360 million 6.0% Senior Notes due May 15, 2017
Three-year $245 million undrawn revolving credit
agreement established in 2009

Capital Strategies
AM Best Group Ratings “A-”
Senior Debt Ratings:
- S&P “BBB-”
- Moody’s “Baa3”
Parent company cash and short term investments totaled
$88 million at 12/31/09
Can pay off $200 million Senior Notes due 11/10 in cash
Life & Health Insurance Group generates strong, stable
cash flow
Expect to recover $230 million investment in Fireside Bank
over next several years

(Dollars in Millions) 12/31/2009 12/31/2008
Assets:
Investments:
Fixed Maturities at Fair Value $ 4,561.4 $ 4,135.9
Equity Investments 195.4 221.8
Intermec 98.4 102.2
Short Term and Other Investments 1,168.6 1,263.5
Total Investments 6,023.8 5,723.4
Automobile Loan Receivables 660.8 1,078.6
Deferred Policy Acquisition Costs 521.1 489.2
Goodwill 331.8 334.6
Other Assets 1,036.0 1,193.0
Total Assets $ 8,573.5 $ 8,818.8
Liabilities and Shareholders' Equity:
Insurance Reserves 4,239.3 4,241.3
Certificates of Deposit 682.4 1,110.8
Debt 561.4 560.8
Other Liabilities 1,172.8 1,257.3
Total Liabilities 6,655.9 7,170.2
Shareholders' Equity 1,917.6 1,648.6
Total Liabilities and Shareholders' Equity $ 8,573.5 $ 8,818.8
Consolidated Balance Sheet

48 Donald G. Southwell: Chairman, President & Chief Executive Officer Closing Remarks

Investor Considerations
Enterprise Risk Profile
Well-executed Fireside Bank run-off strategy
Reduced exposure to large catastrophes
Low risk, simple life insurance products
Significantly reduced equity investment risk
Little exposure to commercial or residential
mortgages
No significant bottom line exposure to National
Healthcare

Investor Considerations
Trading significantly below book value
Strong balance sheet and internally
generated cash flow
Historical actions demonstrate strong
shareholder focus (e.g. Curtiss Wright
spin-off)
History of successful acquisitions

Investor Considerations
Personal lines insurance industry
fundamentals are favorable in 2010
Well-positioned for changing consumer
purchasing preferences
Stable, high-profit Life insurance
operations
Third consecutive quarter of strong
operating and bottom line results

52 2010 Operating Expectations Continue successful run-off of Fireside Bank Profitable Unitrin Direct results Improved operating margins in Property & Casualty Businesses Reduced leverage

Non-GAAP Financial
Measures
Non-GAAP Financial Measures
Unitrin uses the following non-GAAP financial measures to analyze the company’s operating performance. Because Unitrin’s calculation of this measures may differ from similar measures used by other companies, investors should be careful when comparing Unitrin’s non-GAAP financial measures to those of other companies.
1. Net Income by Segment excludes certain income and loss amounts that Unitrin does not allocate to its operating segments.  Unitrin does not allocate certain dividend income, Net Realized Investment Gains (Losses), Net Impairment Losses
Recognized in Earnings and certain Corporate Expenses that cannot be allocated to
Discontinued Operations.
2. Total Invested Assets at Market includes Intermec marked at market value.
Intermec is accounted for as an Investee; accordingly, Unitrin carries Intermec at
Cost plus Cumulative Undistributed Comprehensive Earnings on its balance Sheet.

Year Ended
(Dollars in Millions) 12/31/09 12/31/08
Net Income by Segments per Slide 9 188.7 $    21.0 $
Net Income (Loss) From:
Unallocated Dividend Income 1.1          9.5
Net Realized Gains on Sales of Investments 16.0        38.0
Net Impairment Losses Recognized in Earnings (32.8)       (99.0)
Other Expense, Net (9.8)         (13.3)
Income (Loss) from Continuing Operations before 163.2      (43.8)
Equity in Net (Loss) Income of Investee
Equity in Net Income (Loss) of investee (1.0)         5.8
Income (Loss) from Continuing
Operations per GAAP Income Statement 162.2 $    (38.0) $
Non-GAAP Financial
Measures

Year Ended
(Dollars in Millions) 12/31/09 12/31/08
Total Invested Assets at Market per Slide 42 6,088 $    5,789 $
Less: Intermec Market Value (163)        (168)
Plus: Interemec Book Value 99           102
Total Investments per GAAP Balance Sheet 6,024 $    5,723 $
Non-GAAP Financial
Measures